                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT
                                      TO
                      AMENDED AND RESTATED LOAN AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 11th day of May, 2000 (this "Amendment"), is made by and among AMERICAN
                                      ---------
TOWER, L.P., a Delaware corporation, AMERICAN TOWERS, INC., a Delaware limited partnership, ATC TELEPORTS, INC., a Delaware corporation (collectively, the "Borrowers"), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION
 ---------
(TEXAS), INC., as administrative agent (in such capacity, the "Administrative
                                                               --------------
Agent").
-----

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of January 6, 2000 (as previously amended and as hereafter amended, modified, restated and supplemented from time to time, the "Loan Agreement"); and
                        --------------

         WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

         1. Amendment to Section 5.16. Section 5.16 of the Loan Agreement,
            -------------------------
Special Purpose Subsidiaries, is hereby amended by deleting such Section in its
----------------------------
entirety and by substituting the following in lieu thereof:

                  "Section 5.16 [Intentionally Omitted]."

         2. Amendment to Section 7.1. Section 7.1 of the Loan Agreement,
            ------------------------
Indebtedness of the Borrowers and the Restricted Subsidiaries, is hereby amended
-------------------------------------------------------------
by deleting subsection (g) thereof in its entirety and by substituting the following subsection in lieu thereof:

            "(g) Capitalized Lease Obligations not to exceed in the aggregate at any one time outstanding $15,000,000.00;"

         3. No Other Amendment. Except for the amendments set forth above, the
            ------------------
text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         4. Condition Precedent.  The effectiveness of this Amendment is subject
            -------------------
to receipt by the Administrative Agent of executed signature pages to this Amendment from the Majority Lenders.

         5. Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         6. Governing Law.  This Amendment shall be construed in accordance
            -------------
with and governed by the laws of the State of New York.

         7. Severability.  Any provision of this Amendment which is prohibited
            ------------
or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:                    AMERICAN TOWER, L.P., a Delaware limited
                              partnership

                              By ATC GP INC., its General Partner


                              By: /s/  Joseph L. Winn
                                  ------------------------------------------
                                  Name: Joseph L. Winn
                                       -------------------------------------
                                  Title:   Chief Financial Officer
                                         -----------------------------------


                              AMERICAN TOWERS, INC., a Delaware corporation


                              By: /s/  Joseph L. Winn
                                  ------------------------------------------
                                  Name:  Joseph L. Winn
                                       -------------------------------------
                                  Title: Chief Financial Officer
                                        ------------------------------------


                              ATC TELEPORTS, INC., a Delaware corporation


                              By: /s/  Joseph L. Winn
                                  ------------------------------------------
                                  Name: Joseph L. Winn
                                       -------------------------------------
                                  Title: Chief Financial Officer
                                        ------------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:               TORONTO DOMINION (TEXAS), INC., as Administrative
                           Agent, for itself, the Issuing Bank and the Lenders, as Issuing Bank and as a Lender


                           By: /s/  Jeffrey R. Lants
                               ---------------------------------------------
                               Name: Jeffrey R. Lants
                               ---------------------------------------------
                               Title:  Vice President
                                     ---------------------------------------

                           THE BANK OF NEW YORK, as a Lender


                           By: /s/ Geoffrey C. Brooks
                               ---------------------------------------------
                               Name: Geoffrey C. Brooks
                                    ----------------------------------------
                               Title: Senior Vice President
                                     ---------------------------------------

                           THE CHASE MANHATTAN BANK, as a Lender


                           By: /s/  William E. Rottino
                               --------------------------------------------
                               Name: William E. Rottino
                                    ---------------------------------------
                               Title: Vice President
                                     --------------------------------------

                           CREDIT SUISSE FIRST BOSTON, as Lender


                           By: /s/ David L. Sawyer
                               ---------------------------------------------
                               Name: David L. Sawyer
                                    ----------------------------------------
                               Title: Vice President
                                     ---------------------------------------


                           By: /s/ William S. Lutkins
                               ---------------------------------------------
                               Name: William S. Lutkins
                                    ----------------------------------------
                               Title: Vice President
                                     ---------------------------------------

                           ALLFIRST BANK, as a Lender

                           By: /s/ W. Blake Hampson
                              ---------------------------------------------
                              Name: W. Blake Hampson
                                   ----------------------------------------
                              Title: Vice President
                                    ---------------------------------------

                            ALLSTATE INSURANCE COMPANY, as a Lender


                            By:
                               --------------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                            By:
                               --------------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                            ALLSTATE LIFE INSURANCE COMPANY, as a Lender


                            By:
                               --------------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                            By:
                               --------------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                    ---------------------------------------

                              AMARA-2 FINANCE, LTD., as a Lender
                              By: INVESCO Senior Secured Management, Inc., as Subadvisor


                              By: /s/ Thomas H.B. Ewald
                                  ------------------------------------------
                                  Name: Thomas H.B. Ewald
                                       -------------------------------------
                                  Title: Authorized Signatory
                                        ------------------------------------


                              AVALON CAPITAL LTD., as a Lender

                              By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor


                              By: /s/ Thomas H.B. Ewald
                                 -------------------------------------------
                                 Name: Thomas H.B. Ewald
                                      --------------------------------------
                                 Title: Authorized Signatory
                                       -------------------------------------


                              TRITON CDO IV, LIMITED, as a Lender
                              By: INVESCO Senior Secured Management, Inc., as Investment Advisor


                              By: /s/ Thomas H.B. Ewald
                                  ------------------------------------------
                                  Name: Thomas H.B. Ewald
                                       -------------------------------------
                                  Title:  Authorized Signatory
                                        ------------------------------------

                           ARCHIMEDES FUNDING, L.L.C., as a Lender
                           By: ING Capital Advisors LLC, as Collateral Manager


                           By: /s/ Steven Gorski
                               -----------------------------------------------
                               Name: Steven Gorski
                                    ------------------------------------------
                               Title:   Vice President & Senior Credit Analyst
                                     -----------------------------------------


                           ARCHIMEDES FUNDING II, LTD., as a Lender
                           By: ING Capital Advisors LLC, as Collateral Manager


                           By: /s/ Steven Gorski
                              ------------------------------------------------
                              Name: Steven Gorski
                                   -------------------------------------------
                              Title: Vice President & Senior Credit Analyst
                                    ------------------------------------------


                           ARCHIMEDES FUNDING III, LTD., as a Lender
                           By:  ING Capital Advisors LLC, as Collateral Manager


                           By: /s/ Steven Gorski
                              ------------------------------------------------
                              Name: Steven Gorski
                                   -------------------------------------------
                              Title: Vice President & Senior Credit Analyst
                                    ------------------------------------------


                           THE ING CAPITAL SENIOR SECURED
                           HIGH INCOME FUND, L.P., as Assignee
                           By: ING Capital Advisors LLC, as Investment Advisor


                           By: /s/ Steven Gorski
                              ------------------------------------------------
                              Name: Steven Gorski
                                   -------------------------------------------
                              Title:  Vice President & Senior Credit Analyst
                                    ------------------------------------------

                           ING HIGH INCOME PRINCIPAL PRESERVATION
                           FUND HOLDINGS, LDC, as Assignee
                           By:  ING Capital Advisors LLC, as Investment Advisor


                           By: /s/ Steven Gorski
                              -----------------------------------------------
                              Name: Steven Gorski
                                   ------------------------------------------
                              Title: Vice President & Senior Credit Analyst
                                    -----------------------------------------


                           SEQUILS-ING I (HBDGM), LTD., as Assignee
                           By:  ING Capital Advisors LLC, as Collateral Manager


                           By: /s/ Steven Gorski
                              -----------------------------------------------
                              Name: Steven Gorski
                                   ------------------------------------------
                              Title: Vice President & Senior Credit Analyst
                                    -----------------------------------------

                           ATHENA CDO, LIMITED, as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           BEDFORD CDO, LIMITED, as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           CAPTIVA IV FINANCE LTD., as a Lender
                           As advised by Pacific Investment Management Company

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           CATALINA CDO LTD., as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           DELANO COMPANY, as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           ENHANCED BOND INDEX FUND SA31 (ACCT 138), as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor, acting through The Chase Manhattan Bank in the Nominee Name of Atwell & Co.


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           LUCENT TECHNOLOGIES INC. MASTER PENSION TRUST
                           (ACCT 963), as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor, acting through The Northern Trust Company in the Nominee Name of How & Co.


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           ROYALTON COMPANY, as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           TRIGON HEALTHCARE INC. (ACCT 674), as a Lender
                           By: Pacific Investment Management Company, as its Investment Advisor, acting through The Bank of New York in the Nominee Name of Hare & Co.


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           ARES III CLO LTD., as a Lender
                           By: ARES CLO Management LLC

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           BALANCED HIGH YIELD FUND I LTD., as a Lender
                           By: BHF (USA) Capital Corporation
                               Acting as Attorney-in-Fact


                           By: /s/  Michael Pellerito
                              ------------------------------------------------
                              Name: Michael Pellerito
                                   -------------------------------------------
                              Title: Assistant Vice President
                                    ------------------------------------------


                           By: /s/ Dan Dobrjanskyj
                              ------------------------------------------------
                              Name: Dan Dobrjanskyj
                                   -------------------------------------------
                              Title: Assistant Vice President
                                    ------------------------------------------


                           BALANCED HIGH YIELD FUND II, LTD., as a Lender
                           By: BHF (USA) Capital Corporation
                               Acting as Attorney-in-Fact

                           By: /s/  Michael Pellerito
                              ------------------------------------------------
                              Name: Michael Pellerito
                                   -------------------------------------------
                              Title:  Assistant Vice President
                                    ------------------------------------------


                           By: /s/  Dan Dobrjanskyj
                              ------------------------------------------------
                              Name:  Dan Dobrjanskyj
                                   -------------------------------------------
                              Title: Assistant Vice President
                                    ------------------------------------------

                           BANK OF AMERICA, N.A., as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           BANK OF MONTREAL, as a Lender

                           By: /s/  Sarah Kim
                              ------------------------------------------------
                              Name: Sarah Kim
                                   -------------------------------------------
                              Title: Director
                                    ------------------------------------------

                           THE BANK OF NOVA SCOTIA, as a Lender


                           By:  /s/  John W. Campbell
                              ------------------------------------------------
                              Name: John W. Campbell
                                   -------------------------------------------
                              Title:  Managing Director
                                    ------------------------------------------

                           BANK OF SCOTLAND, as a Lender

                           By: /s/ Janet Taffe
                              ------------------------------------------------
                              Name:  Janet Taffe
                                   -------------------------------------------
                              Title:    Assistant Vice President
                                    ------------------------------------------

                           BANK UNITED, as a Lender

                           By: /s/  Phil Green
                              ------------------------------------------------
                              Name:  Phil Green
                                   -------------------------------------------
                              Title:    Director Commercial Syndications
                                    ------------------------------------------

                           BANKERS TRUST COMPANY, as a Lender


                           By: /s/  Gregory P. Shefrin
                              ------------------------------------------------
                              Name: Gregory P. Shefrin
                                   -------------------------------------------
                              Title: Director
                                    ------------------------------------------

                           BAYERISCHE HYPO- UND VEREINSBANK AG, NEW
                           YORK BRANCH, as a Lender


                           By: /s/  Eric N. Pelletier
                              ------------------------------------------------
                              Name: Eric N. Pelletier
                                   -------------------------------------------
                              Title: Director
                                    ------------------------------------------


                           By: /s/  Ivana Albanese-Rizzo
                              ------------------------------------------------
                              Name: Ivana Albanese-Rizzo
                                   -------------------------------------------
                              Title: Director
                                    ------------------------------------------

                           BEAR STEARNS CORPORATE LENDING INC., as a Lender


                           By:  /s/  Keith Burnish
                              ------------------------------------------------
                              Name: Keith Burnish
                                   -------------------------------------------
                              Title: Sr. MD, High Yield
                                    ------------------------------------------

                           CARAVELLE INVESTMENT FUND, L.L.C., as a Lender
                           By: Caravelle Advisors L.L.C.

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           CARLYLE HIGH YIELD PARTNER II, LTD., as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           CITY NATIONAL BANK, as a Lender

                           By: /s/  Patrick M. Drum
                              ------------------------------------------------
                              Name: Patrick M. Drum
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                           COBANK, ACB, as a Lender

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH

                           By:  /s/  Douglas W. Zylstra
                              ------------------------------------------------
                              Name: Douglas W. Zylstra
                                   -------------------------------------------
                              Title:  Senior Vice President
                                    ------------------------------------------


                           By: /s/  Ian Reece
                              ------------------------------------------------
                              Name: Ian Reece
                                   -------------------------------------------
                              Title:  Senior Credit Officer
                                    ------------------------------------------

                           THE CIT GROUP/EQUIPMENT FINANCING , INC., as a Lender


                           By: /s/  Daniel E.A. Nichols
                              ------------------------------------------------
                              Name: Daniel E.A. Nichols
                                   -------------------------------------------
                              Title:  Assistant Vice President
                                    ------------------------------------------

                           CITICORP USA, INC., as a Lender

                           By:  /s/  Paul J. Corona
                              ------------------------------------------------
                              Name: Paul J. Corona
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                           CREDIT LOCAL DE FRANCE - NEW YORK AGENCY, as a Lender


                           By: /s/  James R. Miller
                              ------------------------------------------------
                              Name: James R. Miller
                                   -------------------------------------------
                              Title: General Manager
                                    ------------------------------------------


                           By: /s/  David Eisendrath
                              ------------------------------------------------
                              Name: David Eisendrath
                                   -------------------------------------------
                              Title: Deputy General Manager
                                    ------------------------------------------

                           CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                           By: /s/ Patrick McCarthy
                              ------------------------------------------------
                              Name: Patrick McCarthy
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                           CYPRESSTREE INSTITUTIONAL FUND, LLC, as a Lender
                           By: CypressTree Investment Management Company, Inc.
                               Its Managing Member

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           CYPRESSTREE INVESTMENT FUND, LLC, as a Lender
                           By: CypressTree Investment Management Company, Inc., its Managing Member


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as a Lender
                           As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
                           By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                           By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
                           By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                   -------------------------------------------

                           DE NATIONALE INVESTERINGSBANK N.V., as a Lender


                           By:  /s/  Hank L. Huizing
                              ------------------------------------------------
                              Name:  Hank L. Huizing
                                   -------------------------------------------
                              Title: Senior Vice President
                                    ------------------------------------------


                           By: /s/  Dr. Paul S. Jinek
                              ------------------------------------------------
                              Name: Dr. Paul S. Jinek
                                   -------------------------------------------
                              Title: Executive Vice President
                                    ------------------------------------------

                           DRESDNER BANK AG, NEW YORK AND GRAND
                           CAYMAN BRANCHES, as a Lender


                           By: /s/  Patrick A. Keleher
                              ------------------------------------------------
                              Name: Patrick A. Keleher
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------


                           By: /s/  Brian E. Haughney
                              ------------------------------------------------
                              Name: Brian E. Haughney
                                   -------------------------------------------
                              Title:  Assistant Vice President
                                    ------------------------------------------

                           EATON VANCE INSTITUTIONAL SENIOR LOAN
                           FUND, as a Lender
                           By:  Eaton Vance Management, as Investment Advisor

                           By: /s/  Payson F. Swaffield
                              ------------------------------------------------
                              Name: Payson F. Swaffield
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------


                           EATON VANCE SENIOR INCOME TRUST, as a Lender
                           By:  Eaton Vance Management, as Investment Advisor

                           By: /s/  Payson F. Swaffield
                              ------------------------------------------------
                              Name:  Payson F. Swaffield
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------


                           OXFORD STRATEGIC INCOME FUND, as a Lender
                           By:  Eaton Vance Management, as Investment Advisor

                           By: /s/  Payson F. Swaffield
                              ------------------------------------------------
                              Name: Payson F. Swaffield
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------


                           SENIOR DEBT PORTFOLIO, as a Lender
                           By: Boston Management and Research, as Investment Advisor


                           By: /s/  Payson F. Swaffield
                              ------------------------------------------------
                              Name: Payson F. Swaffield
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------

                           ELT LTD., as a Lender

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           FC-CBO II LIMITED, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           FIRST DOMINION FUNDING III, as a Lender

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           FIRST UNION NATIONAL BANK, as a Lender


                           By: /s/  Bruce W. Loftin
                              ------------------------------------------------
                              Name: Bruce W. Loftin
                                   -------------------------------------------
                              Title: Senior Vice President
                                    ------------------------------------------

                           FLEET NATIONAL BANK, as a Lender

                           By: /s/  Amy B. Peder
                              ------------------------------------------------
                              Name: Amy B. Peder
                                   -------------------------------------------
                              Title: AVP
                                    ------------------------------------------

                           FRANKLIN FLOATING RATE TRUST, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           THE FUJI BANK, LIMITED, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                               Title:
                                     -----------------------------------------

                           GALAXY CLO 1999-1, LTD., as a Lender
                           By:  SAI Investment Adviser, Inc.,
                           its Collateral Agent


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                           By: /s/  Brian P. Ward
                              ------------------------------------------------
                              Name: Brian P. Ward
                                   -------------------------------------------
                              Title: Manager - Operations
                                    ------------------------------------------

                           GLENEAGLES TRADING LLC, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender


                           By:  /s/ Ashley R. Hamilton
                              ------------------------------------------------
                              Name: Ashley R. Hamilton
                                   -------------------------------------------
                              Title: Authorized Agent
                                    ------------------------------------------


                           PPM SPYGLASS FUNDING TRUST, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           WINGED FOOT FUNDING TRUST, as a Lender


                           By:  /s/  Ashley R. Hamilton
                              ------------------------------------------------
                              Name:  Ashley R. Hamilton
                                   -------------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------------

                           HIGHLAND LEGACY LIMITED, as a Lender
                           By: Highland Capital Management, L.P.
                               as Collateral Manager

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           HOWARD BANK, N.A., as a Lender

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           IBM CREDIT CORPORATION, as a Lender


                           By:    /s/  Ronald J. Bachner
                              ------------------------------------------------
                              Name:  Ronald J. Bachner
                                   -------------------------------------------
                              Title: Mgr. Com & Specialty Financing 5/9/00
                                    ------------------------------------------

                           KEMPER FLOATING RATE FUND, as a Lender


                           By: /s/  Kelly Babson
                              ------------------------------------------------
                              Name: Kelly Babson
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------

                           KEY CORPORATE CAPITAL INC., as a Lender


                           By:    /s/  Kenneth J. Keeler
                              ------------------------------------------------
                              Name:  Kenneth J. Keeler
                                   -------------------------------------------
                              Title:  Senior Vice President
                                    ------------------------------------------

                           KZH III LLC, as a Lender

                           By:  /s/  Susan Lee
                              ------------------------------------------------
                              Name:  Susan Lee
                                   -------------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------------


                           KZH CYPRESSTREE-1 LLC, as a Lender


                           By:  /s/  Susan Lee
                              ------------------------------------------------
                              Name: Susan Lee
                                   -------------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------------


                           KZH ING-1 LLC, as a Lender

                           By: /s/ Susan Lee
                              ------------------------------------------------
                              Name:  Susan Lee
                                   -------------------------------------------
                              Title: Authorized Agent
                                    ------------------------------------------


                           KZH ING-2 LLC, as a Lender

                           By: /s/ Susan Lee
                              ------------------------------------------------
                              Name:  Susan Lee
                                   -------------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------------


                           KZH ING-3 LLC, as a Lender

                           By: /s/ Susan Lee
                              ------------------------------------------------
                              Name:  Susan Lee
                                   -------------------------------------------
                              Title: Authorized Agent
                                    ------------------------------------------

                           KZH LANGDALE LLC, as a Lender

                           By: /s/  Susan Lee
                              ------------------------------------------------
                              Name: Susan Lee
                                   -------------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------------


                           KZH RIVERSIDE LLC, as a Lender

                           By: /s/  Susan Lee
                              ------------------------------------------------
                              Name: Susan Lee
                                   -------------------------------------------
                              Title:  Authorized Agent
                                    ------------------------------------------


                           KZH SHOSHONE LLC, as a Lender

                           By: /s/ Susan Lee
                              ------------------------------------------------
                              Name: Susan Lee
                                   -------------------------------------------
                              Title: Authorized Agent
                                    ------------------------------------------


                           KZH SOLEIL-2 LLC, as a Lender

                           By: /s/ Susan Lee
                              ------------------------------------------------
                              Name: Susan Lee
                                   -------------------------------------------
                              Title: Authorized Agent
                                    ------------------------------------------

                           LEHMAN COMMERCIAL PAPER INC., as a Lender


                           By: /s/  Michele Swanson
                              ------------------------------------------------
                              Name: Michele Swanson
                                   -------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------

                           LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, as a Lender
                           By:  Stein Roe & Farnham Incorporated, As Advisor

                           By: /s/ Kathleen A. Zarn
                              ------------------------------------------------
                              Name:  Kathleen A. Zarn
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                           STEIN ROE FLOATING RATE FUND
                           LIMITED LIABILITY COMPANY, as a Lender


                           By: /s/  Kathleen A. Zarn
                              ------------------------------------------------
                              Name: Kathleen A. Zarn
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------
                                    Stein Roe & Farnham Incorporated,
                                    as Advisor to the Stein Roe Floating Rate
                                    Limited Liability Company

                           MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender
                           By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                           By: /s/  Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------------


                           MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                           By: Merrill Lynch Asset Management, L.P., as
                           Investment Advisor


                           By: /s/  Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------------



                           MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                           By: /s/  Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------------


                           MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC., as a Lender


                           By: /s/  Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------

                           SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                           By: /s/  Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------------


                           DEBT STRATEGIES FUND, INC., as a Lender


                           By:  /s/  Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------


                           DEBT STRATEGIES FUND II, INC., as a Lender


                           By:  /s/ Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------------


                           DEBT STRATEGIES FUND III, INC., as a Lender


                           By: /s/ Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                   -------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------


                           LONGHORN CDO (CAYMAN) LTD., as a Lender
                           By: Merrill Lynch Asset Management, L.P., as Attorney In Fact


                           By: /s/ Joseph Matteo
                              ------------------------------------------------
                              Name: Joseph Matteo
                                    ------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------

                           METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Lender


                           By: /s/  Toshihiro Hayashi
                              ------------------------------------------------
                              Name: Toshihiro Hayashi
                                   -------------------------------------------
                              Title: Senior Vice President
                                    ------------------------------------------

                           MONUMENT CAPITAL LTD., as a Lender
                           By: Alliance Capital Management L.P., as Investment Manager
                           By: Alliance Capital Management Corporation, as General Partner


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           MONY LIFE INSURANCE COMPANY, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           MORGAN STANLEY DEAN WITTER PRIME INCOME
                           TRUST, as a Lender


                           By: /s/ Sheila Finnerty
                              ------------------------------------------------
                              Name: Sheila Finnerty
                                   -------------------------------------------
                              Title: Sr. Vice President
                                    ------------------------------------------

                           MOUNTAIN CAPITAL CLO I, LTD., as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           NATEXIS BANQUE, as a Lender

                           By: /s/  Evan S. Kraus
                              ------------------------------------------------
                              Name: Evan S. Kraus
                                   -------------------------------------------
                              Title: Assistant Vice President
                                    ------------------------------------------

                              /s/ Cynthia E. Sachs
                                  Cynthia E. Sachs
                                  VP Group Manager

                           NATIONAL CITY BANK, as a Lender

                           By: /s/  Jon W. Peterson
                              ------------------------------------------------
                              Name: Jon W. Peterson
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                           OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
                           By: Octagon Credit Investors, LLC, as sub-investment manager


                           By: /s/  Andrew D. Gordon
                              ------------------------------------------------
                              Name:  Andrew D. Gordon
                                   -------------------------------------------
                              Title: Portfolio Manager
                                    ------------------------------------------


                           OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
                           By: Octagon Credit Investors, LLC, as Portfolio
                           Manager


                           By: /s/  Andrew D. Gordon
                              ------------------------------------------------
                              Name: Andrew D. Gordon
                                   -------------------------------------------
                              Title: Portfolio Manager
                                    ------------------------------------------

                           OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           PILGRIM PRIME RATE TRUST, as a Lender
                           By: Pilgrim Investments, Inc., as its investment manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                           By: Pilgrim Investments, Inc., as its investment manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                           By: Pilgrim Investments, Inc., as its investment manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                           PILGRIM CLO 1999-1 LTD., as a Lender
                           By: Pilgrim Investments, Inc., as its investment manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           SEQUILS-PILGRIM 1, LTD., as a Lender
                           By: Pilgrim Investments, Inc., as its investment manager


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           PNC BANK, NATIONAL ASSOCIATION, as a Lender


                           By: /s/  Keith R. White
                              ------------------------------------------------
                              Name: Keith R. White
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------

                           ROYAL BANK OF CANADA, as a Lender


                           By: /s/  Andrew C. Williamson
                              ------------------------------------------------
                              Name:  Andrew C. Williamson
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------

                           SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender


                           By:  /s/  Diane J. Exter
                              ------------------------------------------------
                              Name:  Diane J. Exter
                                   -------------------------------------------
                              Title:  Executive Vice President
                                    ------------------------------------------
                                      Portfolio Manager


                           GREAT POINT CLO 1999-1 LTD., as a Lender


                           By: /s/  Diane J. Exter
                              ------------------------------------------------
                              Name:  Diane J. Exter
                                   -------------------------------------------
                              Title: Executive Vice President
                                    ------------------------------------------
                                     Portfolio Manager

                           SUNTRUST BANK, as a Lender

                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           TEXTRON FINANCIAL CORPORATION, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           UNION BANK OF CALIFORNIA, N.A., as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           US TRUST, as a Lender


                           By:
                              ------------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                           VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                           By:  Van Kampen Investment Advisory Corp.


                           By: /s/  Darvin D. Pierce
                              ------------------------------------------------
                              Name: Darvin D. Pierce
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------

                           WEBSTER BANK, as a Lender

                           By: /s/ Paul T. Savino
                              ------------------------------------------------
                              Name:  Paul T. Savino
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------